UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08349

Name of Fund: MuniHoldings Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniHoldings Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 - Report to Stockholders

Semi-Annual Reports
February 28, 2006

MuniHoldings Florida Insured Fund

MuniHoldings New York Insured Fund, Inc.

MuniHoldings Florida Insured Fund
MuniHoldings New York Insured Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Funds' Board of Directors/Trustees and the Funds' shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Funds.

Officers and Trustees

Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Robert D. Sneeden, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares/Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares/Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives

NYSE Symbol
MFL

MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

NYSE Symbol
MHN

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


2      SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

A Letter From the President

Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                   6-month     12-month
============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%      + 8.40%
--------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                            +10.24       +16.59
--------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)       +15.14       +17.41
--------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11       + 2.74
--------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99       + 3.87
--------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                       + 1.89       + 3.27
--------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director/Trustee


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006              3

A Discussion With Your Funds' Portfolio Managers

      We primarily targeted the longer end of the municipal yield curve, which remained steep compared to the shorter end and provided opportunities for enhanced yield.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields generally rose as their prices, which move in the opposite direction, declined. Investors appeared to disregard signs of slowing economic growth, reflected in gross domestic product growth of just 1.6% in the fourth quarter of 2005, and instead focused on potential inflationary pressures and continued short-term interest rate increases by the Federal Reserve Board (the Fed). In addition to inflationary fears sparked by elevated commodity prices, national hourly wage levels rose recently. This led some economic analysts to suggest that recent declines in the national unemployment rate will result in escalating wage inflation. The resurgent inflationary fears helped push bond yields higher over the past six months.

For its part, the Fed has continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 4.5%. Given little expectation that the Fed's monetary tightening cycle will end in early 2006, the yield curve continued to flatten with shorter interest rates increasing more than longer ones. At the end of February 2006, 30-year U.S. Treasury bond yields had risen 25 basis points (.25%) to 4.51%, while 10-year Treasury yields rose 53 basis points to 4.55% and two-year Treasury yields rose 85 basis points to 4.69%. The result was an inverted Treasury yield curve.

Notably, the municipal yield curve has maintained a positive slope. According to Municipal Market Data, AAA-rated tax-exempt bonds maturing in 30 years saw their yields increase eight basis points to 4.30%, while yields on AAA-rated issues maturing in 10 years increased 25 basis points to end the period at 3.75%. The tax-exempt market's positive technical position has allowed municipal bond prices to decline less than those of taxable bonds.

Supporting the recent outperformance of the municipal bond market has been a dramatic slowdown in the issuance of new long-term tax-exempt bonds. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, representing a new annual record and an increase of over 13% compared to 2004. For the six-month period ended February 28, 2006, $172 billion in long-term municipal bonds was issued, a decline of 1.5% compared to the same period a year ago. More recently, new-issue volume has declined at an even faster rate. In the past three months, $76 billion in new long-term tax-exempt bonds was marketed, a decline of 16% compared to the same three months a year ago. The record level of new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. So far in 2006, refunding issuance has declined more than 55% relative to the first two months of 2005. It remains to be seen if this decline is the beginning of a sustained trend toward a significant decline in refunding issuance. This is important, as analysts' estimates for new-issue supply for 2006, currently in the $340 billion - $370 billion range, are largely dependant on modest declines in refunding activity. Should the current trend continue, new-issue supply projections for this year could be adjusted lower.

Investor demand for municipal product has remained strong. As reported by the Investment Company Institute (ICI), for all of 2005, long-term municipal bond funds received net new monies of $5.04 billion. This represented a sharp reversal from the $3.67 billion outflow seen in 2004. January 2006 data from ICI indicates that tax-exempt mutual funds have continued to experience positive cash flows, receiving over $2 billion for the month, more than twice the net new monies received in January 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.

MuniHoldings Florida Insured Fund

Describe conditions in the State of Florida.

Florida's economy has outperformed that of both the nation and other southern states, and appears likely to continue this trend in the foreseeable future. The state's mix of solid demographics and increasing job growth among diversified industries is expected to continue to encourage migration into the state. Although national economic trends have put pressure on the state, we believe Florida is well positioned given its record of proactive management and financial flexibility.

The state's enacted fiscal year 2005 - 2006 budget is $64.7 billion, an increase of 12% from the prior year. The budget


4      SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006
reflects a combination of spending constraints, with spending below anticipated personal income growth, and increased revenue growth. Of the increased revenue, not all is expected to be permanent, as some stems primarily from the reconstruction and replacement of property destroyed by hurricanes and, therefore, is not recurring.

Fiscal discipline has afforded the state the opportunity to provide tax relief in the form of tax-free shopping days, reduced sales tax on equipment, tax credits and a phase out of the intangible tax. Three areas of the budget account for 93% of the total expenditures -- education at 52%, health and human services at 26% and public safety at 15%. Revenues for the first four months of the fiscal year were $602 million, 14% higher than the same period in the prior fiscal year.

How did the Fund perform during the period?

For the six-month period ended February 28, 2006, the Common Shares of MuniHoldings Florida Insured Fund had net annualized yields of 5.89% and 5.91%, based on a period-end per share net asset value of $14.90 and a per share market price of $14.85, respectively, and $.435 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +.24%, based on a change in per share net asset value from $15.32 to $14.90, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +1.18% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) For the most part, performance was impacted as the yield curve flattened and short and intermediate maturities underperformed. We had exposure to these sectors through bonds that had been prerefunded -- thereby transforming several of our longer-dated issues into intermediate-maturity issues -- and higher-coupon bonds priced to a short call. Despite their underperformance on a total return basis, these bonds were acquired in a higher interest rate environment and, as such, contribute meaningfully to the Fund's yield. This supports our long-term commitment to providing shareholders with an attractive level of income and allowed the Fund to maintain an above-average yield compared to its peers.

To a lesser extent, the Fund's total return performance was affected by its conservative investment parameters. This prohibited us from investing in non-investment grade issues, which outperformed the high-grade market as credit spreads narrowed during the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not alter our strategy or make meaningful changes to the portfolio's composition during the six-month period. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we remained fully invested throughout the period in order to enhance yield.

In making new purchases, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. We observed the greatest value in this area, meaning we were able to capture most of the yield available on the curve without taking on the additional risk of extending into the 30-year range. Notably, we did begin to see some value in the 15-year area of the curve and continue to explore opportunities there.

Issuance of Florida municipal bonds increased approximately 5% during the period compared to the same six months a year ago. As has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the first three months of the period in the form of refinancings, and the majority of the new issues offered relatively short maturities and yields below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new-issue calendar.

For the six-month period ended February 28, 2006, the Fund's Auction Market Preferred Shares (AMPS) had average yields as follows: Series A, 2.71%; Series B, 2.81%; Series C, 2.85%; Series D, 2.71%; and Series E, 2.71%. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Nevertheless, we are still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Shares. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.33% of total


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006              5

A Discussion With Your Funds' Portfolio Managers ( concluded)

net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. Currently, we favor bonds with 20-year - 25-year maturities and will also look to increase exposure to 15-year maturities. In the current low-yield environment, we are targeting bonds with 5% coupons, but will look for an increase in long-term rates as an opportunity to pursue higher-coupon bonds (5.25% and above) in the 20-year - 30-year maturity range. We are awaiting that back-up in interest rates, which would present an opportunity to sell some of the prerefunded bonds in the portfolio and purchase some longer-dated issues without giving up a great deal of yield.

We expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Many believe the Fed is nearing the end of its rate-hiking campaign. However, the central bank has indicated that it will become more "data dependent" in determining monetary policy, which leaves room for interpretation. Against this backdrop, we will continue to maintain a fully invested portfolio and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.

MuniHoldings New York Insured Fund, Inc.

Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard and Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependant on the performance of the financial sector, but tax receipts for fiscal year 2005 (ended March 31, 2005) were 15% above the prior fiscal year. Due to surging tax collections, particularly income taxes, the fiscal year 2005 operating surplus totaled $1.2 billion.

The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts for the fiscal year (which began April 1, 2005). Aided by this revenue growth, the enacted budget includes most of the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending. Governor Pataki proposed a $111 billion budget for fiscal year 2007 (which begins April 1, 2006) that includes an estimated $840 million in tax cuts during the year and suggested that an anticipated $2 billion surplus from the current 2006 fiscal year be applied toward out-year gaps. The legislature has not yet approved the 2007 budget, which still does not include any money for compliance with the court order on school funding.

Current employment numbers show a 1% increase from the prior year. New York ranks fifth-highest among all states in per capita income. Economic growth is disproportionately stronger in downstate New York, while the upstate economy remains lackluster.

How did the Fund perform during the period?

For the six-month period ended February 28, 2006, the Common Stock of MuniHoldings New York Insured Fund, Inc. had net annualized yields of 5.92% and 5.96%, based on a period-end per share net asset value of $15.12 and a per share market price of $15.02, respectively, and $.444 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.32%, based on a change in per share net asset value from $15.54 to $15.12, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +.83% average return of the Lipper New York Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) Detracting from the Fund's total return performance was our exposure to prerefunded bonds and those with short call dates. While we've taken steps to reduce exposure to these shorter-term issues, we have been careful to retain some that have relatively high acquisition yields and, therefore, provide a meaningful income benefit to the portfolio. In fact, the Fund has been able to maintain an above-average distribution rate because of its yield advantage versus its New York insured peers.

Contributing to Fund performance during the period were our positions in longer-dated bonds, which outperformed short and intermediate maturities as the yield curve


6      SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006
flattened. The portfolio's housing bonds and AMT issues, which tend to offer additional yield, also performed well as investors continued to seek out higher levels of income in the low interest rate environment. Similarly, uninsured, higher-yielding issues, in which the portfolio may invest up to 20% of its net assets, also performed quite well due to a general tightening in credit spreads.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Throughout the period, we focused primarily on extending the average portfolio maturity by lightening our exposure to shorter-dated bonds and adding exposure to longer-dated issues. We have been particularly focused on trimming short-duration bonds of the high-coupon, short-call structure. Specifically, this has included bonds that are either prerefunded or have a call date within three years or less. These bonds are priced with a premium and, as the call date approaches, the bonds lose value at an accelerating rate. The downside of selling some of these bonds is that they either have a relatively high acquisition yield, having been bought in a higher rate environment, or are of a lower-quality, higher-yielding nature. Thus, we are trying to balance our desire to maintain an attractive yield with our goal of enhancing the portfolio's total return potential.

We added longer-dated bonds to the mix as the new-issue market presented opportunities. This was somewhat challenging as the New York municipal market continued to be characterized by relatively low supply and new issues tended to come with shorter maturities and lower yields than we would prefer. One notable addition was bonds issued for the rehabilitation and expansion of the Jacob Javitz Convention Center. Those bonds we purchased had 35-year maturities. This not only assisted our goal of increasing the portfolio's average maturity, but also contributed to our efforts to enhance the Fund's diversification.

To that end, we also added marginally to the portfolio's uninsured basket, which is capped at an allowable limit of 20% of net assets. We continue to seek opportunities within this sector, as it tends to offer good total return potential as well as additional yield. Within the New York insured municipal market, a well-defined trading range provided us with opportunities to execute relative value trades, thereby improving on security structures and book yields.

For the six-month period ended February 28, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.55%; Series B, 2.49%; Series C, 2.63%; Series D, 2.72%; and Series E, 2.45%. At this point in the Fed's monetary tightening cycle, interest rate increases are having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Nevertheless, we are still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 40.25% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

In terms of duration (that is, sensitivity to interest rate risk), the Fund ended the period neutral to slightly long relative to its New York insured peers. The Fed appears relatively close to the end of its measured monetary tightening campaign, with the consensus currently factoring in two more interest rate hikes by mid-year. When the Fed does signal its end, we would expect to see a strong rally in the intermediate part of the curve and a more moderate rally in the long end. Based on this scenario, we are targeting the intermediate to long maturity range, essentially 20 years - 30 years.

We expect new municipal supply to remain fairly muted, creating a positive technical environment that should allow municipal bonds to outperform Treasuries in the months ahead. We continue to look for opportunities to diversify the Fund while also seeking to balance yield and total return potential in the portfolio.

Robert D. Sneeden
Vice President and Portfolio Manager
MuniHoldings Florida Insured Fund

Timothy T. Browse, CFA
Vice President and Portfolio Manager
MuniHoldings New York Insured Fund, Inc.

March 9, 2006


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006              7

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of February 28, 2006, the percentages of MuniHoldings Florida Insured Fund's and MuniHoldings New York Insured Fund, Inc.'s total net assets invested in inverse floaters were 4.88% and 7.60%, respectively, before the deduction of Preferred Shares or Stock.


8      SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Portfolio Information

Quality Profiles as of February 28, 2006

MuniHoldings Florida Insured Fund                               Percent of Total
By S&P/Moody's Rating                                              Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................          95.9%
AA/Aa .......................................................           0.5
A/A .........................................................           2.5
BBB/Baa .....................................................           0.6
Other* ......................................................           0.5
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

MuniHoldings New York Insured Fund, Inc.                        Percent of Total
By S&P/Moody's Rating                                              Investments
--------------------------------------------------------------------------------
AAA/Aaa .....................................................          87.9%
AA/Aa .......................................................           2.1
A/A .........................................................           5.9
BBB/Baa .....................................................           2.2
Other* ......................................................           1.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006              9

Schedule of Investments         MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
District of Columbia--0.4%
--------------------------------------------------------------------------------
   $ 2,050    Metropolitan Washington Airports Authority, D.C.,
              Airport System Revenue Bonds, AMT, Series A,
              5.25% due 10/01/2032 (h)                                 $   2,138
================================================================================
Florida--158.3%
--------------------------------------------------------------------------------
     6,600    Alachua County, Florida, School Board, COP, 5.25%
              due 7/01/2029 (b)                                            7,098
--------------------------------------------------------------------------------
     4,195    Beacon Tradeport Community Development District,
              Florida, Special Assessment Revenue Refunding Bonds
              (Commercial Project), Series A, 5.625% due 5/01/2032 (k)     4,539
--------------------------------------------------------------------------------
       805    Brevard County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.80% due 3/01/2028 (d)                            825
--------------------------------------------------------------------------------
       575    Clay County, Florida, HFA, S/F Mortgage Revenue Bonds,
              AMT, 6.55% due 3/01/2028 (d)                                   588
--------------------------------------------------------------------------------
     1,320    Clay County, Florida, School Board, COP (Master Lease
              Program), 5.75% due 7/01/2010 (a)(j)                         1,445
--------------------------------------------------------------------------------
     5,000    Collier County, Florida, IDA, IDR, Refunding (Southern
              States Utilities), AMT, 6.50% due 10/01/2025                 5,116
--------------------------------------------------------------------------------
              Dade County, Florida, Water and Sewer System
              Revenue Bonds (h):
    20,575        5.25% due 10/01/2021                                    21,289
    21,640        5.25% due 10/01/2026                                    22,327
--------------------------------------------------------------------------------
              Escambia County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds (Multi-County Program), AMT,
              Series A (i):
       340        6.30% due 10/01/2020                                       341
     1,280        6.375% due 10/01/2026                                    1,282
--------------------------------------------------------------------------------
     1,835    Flagler County, Florida, Capital Improvement Revenue
              Bonds, 5% due 10/01/2035 (a)                                 1,935
--------------------------------------------------------------------------------
     1,020    Flagler County, Florida, School Board, COP, Series A,
              5% due 8/01/2024 (c)                                         1,079
--------------------------------------------------------------------------------
              Florida HFA, Homeowner Mortgage Revenue
              Refunding Bonds, AMT, Series 2 (a):
     1,800        5.75% due 7/01/2014                                      1,861
    14,980        5.90% due 7/01/2029                                     15,458
--------------------------------------------------------------------------------
       960    Florida Housing Finance Corporation, Homeowner
              Mortgage Revenue Refunding Bonds, AMT, Series 4,
              6.25% due 7/01/2022 (c)                                        984
--------------------------------------------------------------------------------
     2,055    Florida Housing Finance Corporation, Housing Revenue
              Bonds (Waverly Apartments), AMT, Series C-1, 6.30%
              due 7/01/2030 (c)                                            2,201
--------------------------------------------------------------------------------
              Florida Municipal Loan Council Revenue Bonds,
              Series B (a):
     1,285        5.375% due 11/01/2025                                    1,378
     4,150        5.375% due 11/01/2030                                    4,441
--------------------------------------------------------------------------------
     3,750    Florida State Board of Education, Capital Outlay, GO,
              Public Education, Refunding, Series D, 5.75%
              due 6/01/2022 (c)                                            4,121
--------------------------------------------------------------------------------
     7,600    Florida State Board of Education, Capital Outlay, GO,
              Public Education, Series C, 5.75% due 6/01/2010 (h)(j)       8,328
    12,725    Florida State Board of Education, Lottery Revenue
              Bonds, DRIVERS, Series 222, 8.997%
              due 7/01/2017 (f)(h)                                        15,695
--------------------------------------------------------------------------------
     2,200    Florida State Board of Regents, Housing Revenue Bonds
              (University of Central Florida), 5.25%
              due 10/01/2026 (h)                                           2,346
--------------------------------------------------------------------------------
     7,165    Florida State Board of Regents, University Systems
              Improvement Revenue Bonds, 5.25%
              due 7/01/2007 (a)(j)                                         7,407
--------------------------------------------------------------------------------
     3,505    Florida State Department of General Services, Division
              Facilities Management Revenue Bonds (Florida Facilities
              Pool), Series A, 6% due 9/01/2010 (b)(j)                     3,892
--------------------------------------------------------------------------------
              Florida State Governmental Utility Authority, Utility
              Revenue Bonds (b):
     2,350        (Citrus Utility System), 5.125% due 10/01/2033           2,479
     2,900        (Lehigh Utility System), 5.125% due 10/01/2033           3,059
--------------------------------------------------------------------------------
    14,325    Florida State Turnpike Authority, Turnpike Revenue
              Bonds, DRIVERS, Series 218, 8.987%
              due 7/01/2029 (f)(h)                                        17,669
--------------------------------------------------------------------------------
    15,000    Hernando County, Florida, School Board, COP, 5%
              due 7/01/2030 (a)                                           15,834
--------------------------------------------------------------------------------
     7,135    Highlands County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Adventist Health System),
              Series A, 6% due 11/15/2031                                  7,694
--------------------------------------------------------------------------------
              Hillsborough County, Florida, School Board, COP (a)(j):
     6,600        5.375% due 7/01/2009                                     6,995
    33,400        6% due 7/01/2009                                        36,352
--------------------------------------------------------------------------------
     1,300    Indian River County, Florida, Water and Sewer Revenue
              Refunding Bonds, Series A, 5.25% due 9/01/2018 (h)           1,377
--------------------------------------------------------------------------------
     1,800    Jacksonville, Florida, Economic Development
              Commission, Health Care Facilities Revenue Bonds
              (Mayo Clinic--Jacksonville), Series A, 5.50%
              due 11/15/2036 (a)                                           1,956
--------------------------------------------------------------------------------
     7,305    Jacksonville, Florida, Guaranteed Entitlement Revenue
              Refunding and Improvement Bonds, 5.25%
              due 10/01/2032 (h)                                           7,818
--------------------------------------------------------------------------------
              Jacksonville, Florida, Port Authority, Seaport Revenue
              Bonds, AMT (a):
     1,130        5.625% due 11/01/2010 (j)                                1,216
     1,870        5.625% due 11/01/2026                                    1,991
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


10     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

                                MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
              Jacksonville, Florida, Sales Tax Revenue Bonds (b):
   $ 2,000        5.50% due 10/01/2016                                 $   2,184
     3,800        5.50% due 10/01/2018                                     4,129
--------------------------------------------------------------------------------
     1,500    Jacksonville, Florida, Water and Sewer Revenue Bonds
              (United Water Florida Project), AMT, 6.35%
              due 8/01/2025 (b)                                            1,534
--------------------------------------------------------------------------------
              Lee County, Florida, Airport Revenue Bonds (c):
     9,963        RIB, AMT, Series 811-X, 8.52% due 10/01/2029 (f)        11,767
     1,000        Series B, 5.75% due 10/01/2010 (j)                       1,101
--------------------------------------------------------------------------------
     4,225    Lee County, Florida, Capital Revenue Bonds, 5.25%
              due 10/01/2023 (b)                                           4,595
--------------------------------------------------------------------------------
       100    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
              (Multi-County Program), AMT, Series A-1, 7.20%
              due 3/01/2033 (d)(g)                                           101
--------------------------------------------------------------------------------
       525    Lee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Series A-2, 6.30%
              due 3/01/2029 (d)(e)(g)                                        530
--------------------------------------------------------------------------------
              Leesburg, Florida, Capital Improvement Revenue
              Bonds (h):
     1,605        5.25% due 10/01/2027                                     1,742
     3,425        5.25% due 10/01/2034                                     3,698
--------------------------------------------------------------------------------
       525    Manatee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Sub-Series 1, 6.25%
              due 11/01/2028 (d)                                             527
--------------------------------------------------------------------------------
     2,000    Marco Island, Florida, Utility System Revenue Bonds,
              5% due 10/01/2033 (a)                                        2,094
--------------------------------------------------------------------------------
     5,990    Martin County, Florida, Utilities System Revenue Bonds,
              5.125% due 10/01/2033 (b)                                    6,319
--------------------------------------------------------------------------------
              Miami Beach, Florida, Stormwater Revenue Bonds (h):
     1,630        5.75% due 9/01/2016                                      1,788
     1,000        5.25% due 9/01/2020                                      1,071
     4,400        5.25% due 9/01/2025                                      4,688
     1,910        5.375% due 9/01/2030                                     2,041
--------------------------------------------------------------------------------
              Miami Beach, Florida, Water and Sewer Revenue
              Bonds (b):
     2,690        5.625% due 9/01/2018                                     2,928
    10,600        5.75% due 9/01/2025                                     11,575
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Aviation Revenue Bonds,
              AMT, Series A:
     7,150        5% due 10/01/2033 (c)                                    7,335
     4,390        5.125% due 10/01/2035 (c)                                4,540
     6,000        (Miami International Airport), 6%
                  due 10/01/2024 (h)                                       6,543
    10,000        (Miami International Airport), 6%
                  due 10/01/2029 (h)                                      10,906
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Aviation Revenue
              Refunding Bonds (Miami International Airport), AMT,
              Series A:
     3,270        5% due 10/01/2037 (n)                                    3,376
    19,890        5% due 10/01/2038 (l)                                   20,532
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Educational Facilities
              Authority Revenue Bonds, Series A (b):
     1,000        5.50% due 4/01/2019                                      1,077
    19,425        6% due 4/01/2023                                        21,307
     5,000        (University of Miami), 5.75% due 4/01/2029               5,427
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Expressway Authority,
              Toll System Revenue Bonds, Series B (h):
     8,995        5.25% due 7/01/2027                                      9,732
    11,375        5% due 7/01/2033                                        11,919
--------------------------------------------------------------------------------
    12,250    Miami-Dade County, Florida, Expressway Authority,
              Toll System Revenue Refunding Bonds, 5.125%
              due 7/01/2025 (h)                                           13,011
--------------------------------------------------------------------------------
     6,705    Miami-Dade County, Florida, GO (Parks Program),
              6% due 11/01/2024 (h)                                        7,313
--------------------------------------------------------------------------------
     2,185    Miami-Dade County, Florida, HFA, M/F Mortgage
              Revenue Bonds (Marbrisa Apartments Project), AMT,
              Series 2A, 6% due 8/01/2026 (c)                              2,325
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, IDA, IDR (b):
     5,100        (Airis Miami II LLC Project), AMT,
                  6% due 10/15/2019                                        5,520
     3,280        (BAC Funding Corporation Project), Series A,
                  5.25% due 10/01/2020                                     3,545
--------------------------------------------------------------------------------
              Miami-Dade County, Florida, Solid Waste System
              Revenue Bonds:
     2,945        5.50% due 10/01/2015 (c)                                 3,212
     3,105        5.50% due 10/01/2016 (c)                                 3,382
     8,800        5.25% due 10/01/2030 (a)                                 9,581
--------------------------------------------------------------------------------
              Nassau County, Florida, Public Improvement Revenue
              Refunding Bonds (a):
     1,035        5.75% due 5/01/2016                                      1,137
     1,095        5.75% due 5/01/2017                                      1,198
     1,155        5.75% due 5/01/2018                                      1,264
     1,225        5.75% due 5/01/2019                                      1,341
--------------------------------------------------------------------------------
     5,175    Nassau County, Florida, Water and Sewer System
              Revenue Bonds, 5.125% due 9/01/2033 (a)                      5,457
--------------------------------------------------------------------------------
     2,375    Orange County, Florida, HFA, M/F Housing Revenue
              Bonds, Series A, 6.40% due 1/01/2031 (a)                     2,470
--------------------------------------------------------------------------------
     1,275    Orange County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.85% due 10/01/2027 (d)(g)                      1,287
--------------------------------------------------------------------------------
              Orange County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds:
     2,900        (Adventist Health System), 6.25% due 11/15/2024          3,232
     9,220        (Orlando Regional Healthcare), 6%
                  due 12/01/2012 (j)                                      10,449
     5,000        (Orlando Regional Healthcare), Series A, 6.25%
                  due 10/01/2018 (a)                                       6,027
--------------------------------------------------------------------------------
              Orange County, Florida, School Board, COP:
     1,300        5.50% due 8/01/2025 (b)                                  1,392
     2,000        Series A, 5% due 8/01/2031 (h)                           2,110
--------------------------------------------------------------------------------
              Orange County, Florida, Tourist Development,
              Tax Revenue Bonds (b):
    31,745        5.75% due 10/01/2009 (j)                                34,168
    27,075        5.50% due 10/01/2032                                    29,255
--------------------------------------------------------------------------------
              Orlando and Orange County, Florida, Expressway
              Authority Revenue Bonds, Series B (b):
     3,250        5% due 7/01/2030                                         3,402
    37,550        5% due 7/01/2035                                        39,140
--------------------------------------------------------------------------------
              Osceola County, Florida, Infrastructure Sales Surplus
              Tax Revenue Bonds (b):
     3,155        5.375% due 10/01/2018                                    3,433
     7,680        5.25% due 10/01/2025                                     8,225


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             11

                                MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
              Osceola County, Florida, Sales Tax Revenue Bonds (h):
   $ 2,065        5.625% due 6/01/2016                                 $   2,275
     1,605        5.625% due 6/01/2017                                     1,759
     1,075        5.625% due 6/01/2018                                     1,178
--------------------------------------------------------------------------------
     4,240    Osceola County, Florida, School Board, COP, Series A,
              5.25% due 6/01/2027 (b)                                      4,535
--------------------------------------------------------------------------------
     5,560    Osceola County, Florida, Tourist Development Tax
              Revenue Bonds, Series A, 5.50% due 10/01/2027 (h)            6,034
--------------------------------------------------------------------------------
     1,715    Palm Bay, Florida, Utility System Improvement Revenue
              Bonds, Series A, 5% due 10/01/2025 (h)                       1,829
--------------------------------------------------------------------------------
              Palm Beach County, Florida, GO (Liquid Acquisition
              Program), Series B (a):
     4,605        5.75% due 8/01/2016                                      4,971
     5,330        5.75% due 8/01/2018                                      5,745
--------------------------------------------------------------------------------
     5,500    Palm Beach County, Florida, Public Improvement
              Revenue Bonds (Convention Center Project), 5.625%
              due 11/01/2011 (h)(j)                                        6,069
--------------------------------------------------------------------------------
     6,115    Palm Beach County, Florida, School Board, COP,
              Refunding, Series B, 5.375% due 8/01/2017 (b)                6,620
--------------------------------------------------------------------------------
              Palm Beach County, Florida, School Board, COP,
              Series A (h)(j):
     5,070        6% due 8/01/2010                                         5,621
    13,205        6.25% due 8/01/2010                                     14,770
--------------------------------------------------------------------------------
     4,000    Palm Coast, Florida, Utility System Revenue Bonds,
              5% due 10/01/2027 (a)                                        4,193
--------------------------------------------------------------------------------
     3,000    Panama City, Florida, Water and Sewer Revenue Bonds,
              Series B, 5.25% due 10/01/2022 (a)                           3,282
--------------------------------------------------------------------------------
              Peace River/Manasota Regional Water Supply Authority,
              Florida, Utility System Revenue Bonds, Series A (c):
     6,000        5% due 10/01/2030                                        6,351
    10,000        5% due 10/01/2035                                       10,545
--------------------------------------------------------------------------------
     2,070    Pembroke Pines, Florida, Public Improvement Revenue
              Bonds, Series A, 5% due 10/01/2034 (b)                       2,173
--------------------------------------------------------------------------------
       400    Pinellas County, Florida, Health Facilities Authority,
              Revenue Refunding Bonds (Pooled Hospital Loan
              Program), DATES, VRDN, 3% due 12/01/2015 (b)(o)                400
--------------------------------------------------------------------------------
              Polk County, Florida, Public Facilities Revenue Bonds (a):
     3,195        5% due 12/01/2025                                        3,406
     4,940        5% due 12/01/2033                                        5,209
--------------------------------------------------------------------------------
     9,885    Polk County, Florida, School Board, COP, Master Lease,
              Series A, 5.50% due 1/01/2025 (c)                           10,667
--------------------------------------------------------------------------------
     9,645    Pompano Beach, Florida, Water and Sewer Revenue
              Bonds, 6% due 7/01/2020 (h)                                 10,060
--------------------------------------------------------------------------------
              Port St. Lucie, Florida, Utility Revenue Bonds (a):
     1,280        5.25% due 9/01/2026                                      1,400
     1,345        5.25% due 9/01/2027                                      1,459
--------------------------------------------------------------------------------
              Saint Johns County, Florida, IDA, IDR, Refunding
              (Professional Golf Project) (a):
     1,275        5.50% due 9/01/2015                                      1,400
     1,345        5.50% due 9/01/2016                                      1,475
     1,420        5.50% due 9/01/2017                                      1,545
     1,500        5.50% due 9/01/2018                                      1,632
--------------------------------------------------------------------------------
              Saint Johns County, Florida, Ponte Vedra Utility System
              Revenue Bonds (c):
     2,945        5% due 10/01/2030                                        3,117
     2,430        5% due 10/01/2035                                        2,562
--------------------------------------------------------------------------------
              Saint Johns County, Florida, Sales Tax Revenue Bonds (b):
     1,375        Series A, 5.25% due 10/01/2028                           1,487
     1,355        Series A, 5.25% due 10/01/2031                           1,463
     2,000        Series A, 5.25% due 10/01/2034                           2,155
     1,430        Series B, 5.25% due 10/01/2027                           1,548
       840        Series B, 5.25% due 10/01/2032                             906
--------------------------------------------------------------------------------
     3,500    Saint Johns County, Florida, Transportation Improvement
              Revenue Bonds, 5.125% due 10/01/2032 (b)                     3,694
--------------------------------------------------------------------------------
     4,055    Saint Lucie County, Florida, School Board, COP,
              6.25% due 7/01/2010 (c)(j)                                   4,528
--------------------------------------------------------------------------------
              Saint Lucie County, Florida, School Board, COP,
              Refunding (c):
     1,495        Series A, 5.50% due 7/01/2018                            1,624
     1,170        Series C, 5.50% due 7/01/2018                            1,271
--------------------------------------------------------------------------------
              Saint Lucie, Florida, West Services District, Utility
              Revenue Bonds (a):
     1,720        5.25% due 10/01/2034                                     1,869
     4,750        5% due 10/01/2038                                        5,001
--------------------------------------------------------------------------------
     3,250    Saint Lucie, Florida, West Services District, Utility
              Revenue Refunding Bonds, Senior Lien, 6%
              due 10/01/2022 (a)                                           3,622
--------------------------------------------------------------------------------
     3,000    Seminole County, Florida, Sales Tax Revenue Bonds,
              Series A, 5% due 10/01/2031 (a)                              3,173
--------------------------------------------------------------------------------
     1,750    South Lake County, Florida, Hospital District Revenue
              Bonds (South Lake Hospital Inc.), 5.80%
              due 10/01/2034                                               1,828
--------------------------------------------------------------------------------
     2,250    Sunrise, Florida, Utility System Revenue Refunding
              Bonds, 5.20% due 10/01/2022 (b)                              2,519
--------------------------------------------------------------------------------
     2,430    Sunrise Lakes, Florida, Phase 4 Recreation District,
              Refunding Bonds, GO, 5.25% due 8/01/2024 (b)                 2,508
--------------------------------------------------------------------------------
     8,200    Tallahassee, Florida, Energy System Revenue Bonds,
              5% due 10/01/2035 (a)                                        8,634
--------------------------------------------------------------------------------
              Tallahassee, Florida, Lease Revenue Bonds (Florida
              State University Project), Series A (a):
     2,800        5.25% due 8/01/2023                                      2,944
     1,000        5.375% due 8/01/2026                                     1,068
--------------------------------------------------------------------------------
    30,335    Tampa Bay, Florida, Water Utility System Revenue
              Bonds, 6% due 10/01/2011 (h)(j)                             34,008
--------------------------------------------------------------------------------
    14,750    Tampa, Florida, Sports Authority Revenue Bonds
              (Local Option Sales Tax--Stadium Project), 5.25%
              due 1/01/2007 (a)(j)                                        15,122
--------------------------------------------------------------------------------
     3,835    Taylor County, Florida, Sales Tax Revenue Bonds,
              6% due 10/01/2010 (h)(j)                                     4,231
--------------------------------------------------------------------------------
     8,935    University of Central Florida (UCF) Athletics Association
              Inc., COP, Series A, 5.25% due 10/01/2034 (h)                9,567
--------------------------------------------------------------------------------
              Village Center Community Development District,
              Florida, Recreational Revenue Bonds, Series A (a):
    10,775        5.375% due 11/01/2034                                   11,805
     1,750        5.125% due 11/01/2036                                    1,861
--------------------------------------------------------------------------------


12     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Schedule of Investments (concluded)
                                MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Florida (concluded)
-------------------------------------------------------------------------------
   $ 3,000    Village Center Community Development District, Florida,
              Utility Revenue Bonds, 5.25% due 10/01/2023 (a)         $   3,268
-------------------------------------------------------------------------------
              Volusia County, Florida, IDA, Student Housing Revenue
              Bonds (Stetson University Project), Series A (l):
     2,075        5% due 6/01/2025                                        2,209
     1,740        5% due 6/01/2035                                        1,832
-------------------------------------------------------------------------------
     9,450    Winter Haven, Florida, Utility System Revenue Refunding
              and Improvement Bonds, 5% due 10/01/2035 (a)                9,965
===============================================================================
Maryland--0.9%
-------------------------------------------------------------------------------
     4,740    Baltimore, Maryland, Convention Center Hotel Revenue
              Bonds, Senior Series A, 5.25% due 9/01/2039 (n)             5,109
===============================================================================
Texas--1.7%
-------------------------------------------------------------------------------
     9,350    San Antonio, Texas, Convention Center Hotel Finance
              Corporation, Contract Revenue Empowerment Zone
              Bonds, AMT, Series A, 5% due 7/15/2034 (b)                  9,610
===============================================================================
Puerto Rico--0.5%
-------------------------------------------------------------------------------
     2,725    Puerto Rico Industrial, Tourist, Educational, Medical
              and Environmental Control Facilities Revenue Bonds
              (University Plaza Project), Series A, 5.625%
              due 7/01/2019 (a)                                           2,943
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost--$860,001)--161.8%                                  908,190
===============================================================================

    Shares
      Held    Short-Term Securities
===============================================================================
     4,227    CMA Florida Municipal Money Fund, 2.56% (m)(p)              4,227
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost--$4,227)--0.8%                                        4,227
===============================================================================
Total Investments (Cost--$864,228*)--162.6%                             912,417

Other Assets Less Liabilities--2.2%                                      12,155

Preferred Shares, at Redemption Value--(64.8%)                         (363,360)
                                                                      ---------
Net Assets Applicable to Common Shares--100.0%                        $ 561,212
                                                                      =========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 864,851
                                                                      =========
      Gross unrealized appreciation ..............................    $  47,749
      Gross unrealized depreciation ..............................         (183)
                                                                      ---------
      Net unrealized appreciation ................................    $  47,566
                                                                      =========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l)   CIFG Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund                     4,227         $   27
      Merrill Lynch Institutional Tax-Exempt Fund         (2,535)        $   53
      --------------------------------------------------------------------------

(n)   XL Capital Insured.
(o) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(p)   Variable rate security.

      Forward interest rate swaps outstanding as of February 28, 2006 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.977% and receive
        a floating rate based on 1-week Bond
        Market Association rate

      Broker, JPMorgan Chase Bank
        Expires April 2026                              $24,000        $    (45)
      --------------------------------------------------------------------------

    See Notes to Financial Statements.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             13

Schedule of Investments  MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
New York--148.9%
--------------------------------------------------------------------------------
              Albany County, New York, Airport Authority, Airport
              Revenue Bonds, AMT (g):
   $ 1,500        5.375% due 12/15/2017                                $   1,567
     1,500        5.50% due 12/15/2019                                     1,571
     5,200        6% due 12/15/2023                                        5,505
--------------------------------------------------------------------------------
     3,375    Albany, New York, IDA, Civic Facility Revenue Bonds
              (The University Heights Association--Albany Law
              School), Series A, 6.75% due 12/01/2029 (k)                  3,736
--------------------------------------------------------------------------------
     1,000    Albany, New York, Municipal Water Finance Authority,
              Water and Sewer System Revenue Refunding Bonds,
              Series A, 6.375% due 12/01/2009 (e)(j)                       1,110
--------------------------------------------------------------------------------
     2,000    Buffalo, New York, GO, Series D, 6%
              due 12/01/2009 (g)(j)                                        2,192
--------------------------------------------------------------------------------
     1,025    Erie County, New York, GO, Public Improvement,
              Series A, 5.75% due 10/01/2013 (e)                           1,110
--------------------------------------------------------------------------------
              Erie County, New York, IDA, School Facility Revenue
              Bonds (City of Buffalo Project) (g):
     2,500        5.75% due 5/01/2019                                      2,776
     5,150        5.75% due 5/01/2024                                      5,572
--------------------------------------------------------------------------------
              Long Island Power Authority, New York, Electric System
              Revenue Bonds, Series A (a):
     3,000        5% due 9/01/2029                                         3,161
     5,950        5% due 9/01/2034                                         6,245
--------------------------------------------------------------------------------
     5,000    Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Revenue Bonds, Series A,
              5% due 11/15/2011 (e)(j)                                     5,376
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Revenue Bonds:
     4,250        Series A, 5% due 11/15/2033 (a)                          4,487
     7,000        Series B, 5% due 11/15/2035 (i)                          7,385
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds:
     3,000        RIB, Series 724X, 8.07% due 11/15/2032 (g)(l)            3,662
     3,000        Series A, 5% due 11/15/2030 (g)                          3,167
     2,500        Series A, 5.25% due 11/15/2031 (e)                       2,684
    29,000        Series A, 5.75% due 11/15/2032 (g)                      32,202
     1,500        Series B, 5% due 11/15/2028 (i)                          1,575
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Service Contract Revenue Refunding Bonds, Series A (e):
     3,500        5% due 7/01/2021                                         3,712
     2,000        5% due 7/01/2025                                         2,120
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Transit Facilities Revenue Bonds (j):
     2,535        Series C, 4.75% due 7/01/2012 (g)                        2,702
     1,000        Series C-1, 5.50% due 7/01/2008 (i)                      1,052
--------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Transportation Revenue Bonds, Series A:
     2,000        5% due 11/15/2026 (g)                                    2,106
     2,500        5% due 11/15/2032 (e)                                    2,617
--------------------------------------------------------------------------------
     6,300    Metropolitan Transportation Authority, New York,
              Transportation Revenue Refunding Bonds, Series F,
              5.25% due 11/15/2027 (i)                                     6,765
--------------------------------------------------------------------------------
     2,385    Monroe Woodbury, New York, Central School District,
              GO, 5.625% due 5/15/2006 (i)(j)                              2,444
--------------------------------------------------------------------------------
     1,410    Montgomery County, New York, IDA, Lease Revenue
              Bonds (Hamilton Fulton Montgomery Board of
              Cooperative Educational Services Project), Series A,
              5% due 7/01/2034 (d)                                         1,472
--------------------------------------------------------------------------------
     5,210    Nassau Health Care Corporation, New York, Health
              System Revenue Bonds, 5.75% due 8/01/2009 (g)(j)             5,688
--------------------------------------------------------------------------------
     2,000    New York City, New York, City Health and Hospital
              Corporation, Health System Revenue Refunding Bonds,
              Series A, 5.25% due 2/15/2017 (i)                            2,108
--------------------------------------------------------------------------------
     2,340    New York City, New York, City Housing Development
              Corporation, M/F Housing Revenue Bonds, AMT,
              Series H-2, 5.125% due 11/01/2034                            2,364
--------------------------------------------------------------------------------
       885    New York City, New York, City IDA, Civic Facility
              Revenue Bonds (Anti-Defamation League Foundation),
              Series A, 5.50% due 6/01/2022 (i)                              925
--------------------------------------------------------------------------------
     1,200    New York City, New York, City IDA, Civic Facility
              Revenue Refunding Bonds (Nightingale-Bamford
              School), 5.25% due 1/15/2017 (a)                             1,301
--------------------------------------------------------------------------------
    12,700    New York City, New York, City IDA, IDR (Japan Airlines
              Company), AMT, 6% due 11/01/2015 (g)                        13,031
--------------------------------------------------------------------------------
     7,965    New York City, New York, City IDA, Parking Facility
              Revenue Bonds (Royal Charter--New York
              Presbyterian), 5.75% due 12/15/2029 (g)                      8,917
--------------------------------------------------------------------------------
     1,500    New York City, New York, City IDA, Special Facilities
              Revenue Refunding Bonds (Terminal One Group
              Association Project), AMT, 5.50% due 1/01/2024               1,609
--------------------------------------------------------------------------------
       500    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Crossover Revenue
              Refunding Bonds, Series F, 5% due 6/15/2029 (g)                518
--------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Bonds:
    11,500        RIB, Series 726X, 8.07% due 6/15/2027 (i)(l)            13,843
     2,850        Series A, 5.75% due 6/15/2009 (e)(j)                     3,079
     3,970        Series B, 5.75% due 6/15/2006 (i)(j)                     4,038
    11,000        Series B, 5.75% due 6/15/2007 (i)(j)                    11,435
       900        VRDN, Series C, 2.85% due 6/15/2022 (e)(m)                 900
     1,700        VRDN, Series C, 2.85% due 6/15/2023 (e)(m)               1,700
--------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Revenue
              Refunding Bonds:
     1,250        Series A, 5.125% due 6/15/2034 (i)                       1,314
     5,500        Series A, 5% due 6/15/2035 (a)                           5,739
     7,380        Series B, 5.75% due 6/15/2026 (i)                        7,505
--------------------------------------------------------------------------------
     4,600    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Second General
              Resolution Revenue Refunding Bonds, VRDN, Series AA-1,
              2.99% due 6/15/2032 (m)                                      4,600
--------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Future Tax Secured Revenue Bonds:
     1,145        Series B, 5.50% due 2/01/2012 (i)                        1,249
       805        Series B, 5.50% due 2/01/2013 (i)                          880
     6,405        Series B, 6.25% due 11/15/2018 (e)                       7,156
     1,180        Series C, 5.50% due 5/01/2009 (j)                        1,263
    16,200        Series C, 5% due 2/01/2033 (e)                          16,965
     2,500        Series E, 5.25% due 2/01/2022 (i)                        2,695
       100        VRDN, Series C, 2.94% due 5/01/2028 (m)                    100
--------------------------------------------------------------------------------


14     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

                         MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
   $ 1,000    New York City, New York, City Transitional Finance
              Authority, Revenue Refunding Bonds, Series A,
              5% due 11/15/2026 (e)                                    $   1,048
--------------------------------------------------------------------------------
              New York City, New York, GO:
     4,750        RIB, Series 725X, 8.07% due 3/15/2027 (g)(l)             5,723
     4,500        Series B, 5.75% due 8/01/2013 (i)                        4,934
     3,750        Series D, 5.25% due 10/15/2023                           4,015
     5,000        Series D, 5% due 11/01/2034                              5,196
     1,850        Series I, 6.25% due 4/15/2007 (i)(j)                     1,926
     8,000        Series J, 5% due 5/15/2023                               8,389
     8,300        Series M, 5% due 4/01/2035                               8,638
     1,150        Sub-Series C-1, 5.25% due 8/15/2026                      1,234
       200        VRDN, Series B, Sub-Series B-5, 2.92%
                  due 8/15/2022 (i)(m)                                       200
     2,900        VRDN, Series B-2, Sub-Series B-5, 2.92%
                  due 8/15/2011 (i)(m)                                     2,900
--------------------------------------------------------------------------------
              New York City, New York GO, Refunding Series A:
       880        6.375% due 5/15/2010 (e)(j)                                987
     3,700        6.25% due 5/15/2026 (g)                                  4,103
--------------------------------------------------------------------------------
     2,525    New York City, New York, IDA, Civic Facility Revenue
              Bonds (Ethical Culture Fieldston School Project),
              Sub-Series B-1, 4.50% due 6/01/2035 (d)                      2,529
--------------------------------------------------------------------------------
              New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds (a):
     1,250        DRIVERS, Series 1133Z, 7.004% due 10/15/2012 (l)         1,465
     3,000        Series A, 5% due 10/15/2029                              3,181
    16,350        Series A, 5% due 10/15/2032                             17,300
     1,645        Series A, 4.50% due 10/15/2033                           1,648
--------------------------------------------------------------------------------
     3,950    New York City, New York, Trust for Cultural Resources,
              Revenue Refunding Bonds (American Museum of Natural
              History), Series A, 5% due 7/01/2036 (i)                     4,165
--------------------------------------------------------------------------------
              New York Convention Center Development Corporation,
              New York, Revenue Bonds (a):
    10,500        DRIVERS, VRDN, Series 1247Z, 6.504%
                  due 11/15/2013 (l)                                      11,673
    12,230        (Hotel Unit Fee Secured), 5% due 11/15/2035             12,913
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Hospital Revenue
              Refunding Bonds:
     1,000        (New York Presbyterian Hospital), 5.50%
                  due 8/01/2011 (a)(f)                                     1,086
     2,000        (North General Hospital), 5.75% due 2/15/2017 (d)        2,231
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Lease Revenue Bonds:
     1,535        (Municipal Health Facilities Improvement Program),
                  Series 1, 5.50% due 1/15/2014 (g)                        1,666
       645        (Office Facilities Audit and Control), 5.50%
                  due 4/01/2023 (i)                                          688
--------------------------------------------------------------------------------
              New York State Dormitory Authority Revenue Bonds:
     1,340        (853 Schools Program), Issue 2, Series E, 5.75%
                  due 7/01/2019 (a)                                        1,445
     1,200        (Cooper Union of Advance Science), 6.25%
                  due 7/01/2029 (i)                                        1,309
     2,058        (Gustavus Adolphus Child & Family Services, Inc.),
                  Series B, 5.50% due 7/01/2018 (a)                        2,201
     6,750        (Interfaith Medical Center), Series D, 5.40%
                  due 2/15/2028 (i)                                        7,066
     1,585        (Long Island University), Series B, 5.50%
                  due 9/01/2020 (k)                                        1,710
     1,250        (Long Island University), Series B, 5.25%
                  due 9/01/2028 (k)                                        1,324
     1,180        (New York State Rehabilitation Association),
                  Series A, 5.25% due 7/01/2019 (c)                        1,278
     1,000        (New York State Rehabilitation Association),
                  Series A, 5.125% due 7/01/2023 (c)                       1,056
     5,345        (Pace University), 6% due 7/01/2010 (j)                  5,931
     2,150        (Saint Barnabas Hospital), 5.45%
                  due 8/01/2035 (a)(f)                                     2,227
     1,240        (School Districts Financing Program), Series D,
                  5% due 10/01/2030 (i)                                    1,293
     6,900        (School Districts Financing Program), Series E,
                  5.75% due 10/01/2030 (i)                                 7,651
     1,595        (Upstate Community Colleges), Series A, 6%
                  due 7/01/2010 (g)(j)                                     1,771
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Revenue
              Refunding Bonds:
     3,700        (Bronx-Lebanon Hospital Center), Series E,
                  5.20% due 2/15/2013 (i)                                  3,857
     1,865        (City University System), Series 1, 5.25%
                  due 7/01/2014 (e)                                        1,957
     3,400        (Saint Charles Hospital and Rehabilitation Center),
                  Series A, 5.625% due 7/01/2012 (i)                       3,627
     1,370        (School District Financing Program), Series I, 5.75%
                  due 10/01/2018 (i)                                       1,530
     4,485        Series B, 5.50% due 8/15/2007 (i)                        4,658
--------------------------------------------------------------------------------
     8,300    New York State Dormitory Authority, State Personal
              Income Tax Revenue Bonds (Education), Series F,
              5% due 3/15/2035                                             8,732
--------------------------------------------------------------------------------
     6,500    New York State Dormitory Authority, State University
              Educational Facilities Revenue Refunding Bonds
              (1989 Resources), 6% due 5/15/2012 (i)                       7,164
--------------------------------------------------------------------------------
              New York State Dormitory Authority, Supported Debt
              Revenue Bonds, (Mental Health Facilities):
     1,550        Series B, 5.25% due 2/15/2014 (j)                        1,707
       285        Series B, 5.25% due 2/15/2023                              306
     1,060        Series D, 5.875% due 8/15/2010 (g)(j)                    1,164
--------------------------------------------------------------------------------
     1,000    New York State Dormitory Authority, Supported Debt
              Revenue Refunding Bonds (Department of Health),
              Series A, 5% due 7/01/2025 (c)                               1,056
--------------------------------------------------------------------------------
    11,460    New York State Energy Research and Development
              Authority, Gas Facilities Revenue Refunding Bonds
              (Brooklyn Union Gas Company/Keyspan), AMT, Series A,
              4.70% due 2/01/2024 (e)                                     11,586
--------------------------------------------------------------------------------
     6,000    New York State Energy Research and Development
              Authority, PCR, Refunding (Central Hudson Gas and
              Electric), Series A, 5.45% due 8/01/2027 (a)                 6,390
--------------------------------------------------------------------------------
     6,000    New York State Environmental Facilities Corporation,
              Water Facilities Revenue Bonds (Long Island Water Corp.
              Project), AMT, Series A, 4.90% due 10/01/2034 (i)            6,096
--------------------------------------------------------------------------------
     4,400    New York State Environmental Facilities Corporation,
              Water Facilities Revenue Refunding Bonds (Spring Valley
              Water Company), Series B, 6.15% due 8/01/2024 (a)            4,454
--------------------------------------------------------------------------------
       750    New York State Housing Finance Agency, State Personal
              Income Tax Revenue Bonds (Economic Development and
              Housing), Series A, 5% due 9/15/2023 (i)                       793


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             15

                         MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
New York (continued)
--------------------------------------------------------------------------------
     $ 200    New York State Local Government Assistance Corporation,
              Revenue Refunding Bonds, Sub-Lien, VRDN, Series 4V,
              3.19% due 4/01/2022 (g)(l)                               $     200
--------------------------------------------------------------------------------
     6,800    New York State Medical Care Facilities Finance Agency,
              Revenue Bonds (Montefiore Medical Center), Series A,
              5.75% due 2/15/2025 (a)(f)                                   6,881
--------------------------------------------------------------------------------
              New York State Mortgage Agency, Homeowner
              Mortgage Revenue Bonds, AMT:
     2,805        Series 84, 5.90% due 4/01/2022 (i)                       2,919
     1,750        Series 130, 4.80% due 10/01/2037                         1,756
--------------------------------------------------------------------------------
              New York State Mortgage Agency, Homeowner
              Mortgage Revenue Refunding Bonds:
     2,140        AMT, Series 67, 5.70% due 10/01/2017 (i)                 2,206
    13,285        AMT, Series 67, 5.80% due 10/01/2028 (i)                13,639
       870        Series 61, 5.80% due 10/01/2017                            898
     2,100        Series 83, 5.55% due 10/01/2027 (i)                      2,168
--------------------------------------------------------------------------------
              New York State Mortgage Agency Revenue Bonds, AMT,
              Series 27:
     3,500        5.80% due 10/01/2020                                     3,649
     3,860        5.875% due 4/01/2030 (i)                                 3,988
--------------------------------------------------------------------------------
     1,265    New York State Mortgage Agency, Revenue Refunding
              Bonds, AMT, Series 82, 5.65% due 4/01/2030 (i)               1,276
--------------------------------------------------------------------------------
              New York State Municipal Bond Bank Agency, Special
              School Purpose Revenue Bonds, Series C:
     2,000        5.25% due 6/01/2019                                      2,148
     3,900        5.25% due 6/01/2020                                      4,209
--------------------------------------------------------------------------------
     5,000    New York State Thruway Authority, General Revenue
              Bonds, Series F, 5% due 1/01/2030 (a)                        5,274
--------------------------------------------------------------------------------
              New York State Thruway Authority, General Revenue
              Refunding Bonds, Series G (g):
     2,000        4.75% due 1/01/2029                                      2,059
     9,250        4.75% due 1/01/2030                                      9,517
--------------------------------------------------------------------------------
     8,000    New York State Thruway Authority, Highway and Bridge
              Trust Fund Revenue Bonds, Series B-1, 5.75%
              due 4/01/2010 (e)(j)                                         8,763
--------------------------------------------------------------------------------
     3,045    New York State Thruway Authority, Second General
              Highway and Bridge Trust Fund Revenue Bonds, Series A,
              5.25% due 4/01/2013 (i)(j)                                   3,347
--------------------------------------------------------------------------------
     1,000    New York State Thruway Authority, State Personal Income
              Tax, Transportation Revenue Refunding Bonds, Series A,
              5% due 3/15/2024 (g)                                         1,064
--------------------------------------------------------------------------------
     3,000    New York State Urban Development Corporation,
              Personal Income Tax Revenue Bonds, Series C-1,
              5% due 3/15/2013 (i)(j)                                      3,250
--------------------------------------------------------------------------------
     1,000    Niagara Falls, New York, City School District, COP,
              Refunding (High School Facility), 5% due 6/15/2028 (g)       1,050
--------------------------------------------------------------------------------
     1,700    Oneida County, New York, IDA, Civic Facilities Revenue
              Bonds (Mohawk Valley), Series A, 5.20%
              due 2/01/2013 (g)                                            1,779
--------------------------------------------------------------------------------
     1,800    Oneida-Herkimer, New York, Solid Waste Management
              Authority, Solid Waste Revenue Refunding Bonds,
              5.50% due 4/01/2013 (g)                                      1,975
--------------------------------------------------------------------------------
     2,500    Port Authority of New York and New Jersey, Consolidated
              Revenue Bonds, AMT, One Hundred Thirty-Seventh Series,
              5.125% due 7/15/2030 (g)                                     2,634
--------------------------------------------------------------------------------
     6,000    Port Authority of New York and New Jersey, Revenue
              Refunding Bonds, DRIVERS, AMT, Series 177, 8.469%
              due 10/15/2032 (i)(l)                                        6,565
--------------------------------------------------------------------------------
              Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds, AMT (i):
    13,365        DRIVERS, Series 278, 7.968% due 12/01/2022 (l)          14,785
     3,000        (JFK International Air Terminal LLC), Series 6,
                  6.25% due 12/01/2011                                     3,325
     7,830        (JFK International Air Terminal LLC), Series 6,
                  6.25% due 12/01/2015                                     8,902
     7,000        (JFK International Air Terminal LLC), Series 6,
                  5.90% due 12/01/2017                                     7,399
--------------------------------------------------------------------------------
     2,340    Rome, New York, City School District, GO, 5.50%
              due 6/15/2009 (g)(j)                                         2,510
--------------------------------------------------------------------------------
     5,000    Schenectady, New York, IDA, Civic Facility Revenue
              Bonds (Union College Project), Series A, 5.45%
              due 12/01/2029 (a)                                           5,393
--------------------------------------------------------------------------------
     3,000    Schenectady, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Union College Project), Series A,
              5.625% due 7/01/2031 (a)                                     3,313
--------------------------------------------------------------------------------
     4,355    Suffolk County, New York, IDA, IDR (Keyspan--Port
              Jefferson), AMT, 5.25% due 6/01/2027                         4,541
--------------------------------------------------------------------------------
              Suffolk County, New York, IDA, Solid Waste Disposal
              Facility, Revenue Refunding Bonds (Ogden Martin
              System Huntington Project), AMT (a):
     4,660        6% due 10/10/2010                                        5,097
     5,000        6.15% due 10/01/2011                                     5,580
     3,530        6.25% due 10/01/2012                                     4,007
--------------------------------------------------------------------------------
     1,800    Suffolk County, New York, Public Improvement, GO,
              Series B, 4.50% due 11/01/2024 (i)                           1,828
--------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of New York
              Revenue Bonds:
     5,000        Series A-1, 5.25% due 6/01/2020 (a)                      5,400
    20,275        Series A-1, 5.25% due 6/01/2021 (a)                     21,870
     2,000        Series A-1, 5.25% due 6/01/2022 (a)                      2,152
     3,700        Series C-1, 5.50% due 6/01/2021                          4,049
--------------------------------------------------------------------------------
       500    Triborough Bridge and Tunnel Authority, New York,
              General Purpose Revenue Refunding Bonds, VRDN,
              Series C, 3.15% due 1/01/2032 (a)(m)                           500
--------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Revenue Refunding Bonds (i):
    12,000        5.25% due 11/15/2023                                    12,972
     8,315        5% due 11/15/2032                                        8,666
     2,095        Series A, 5% due 1/01/2012 (j)                           2,253
     1,500        Series B, 5% due 11/15/2032                              1,563
--------------------------------------------------------------------------------
     2,600    Triborough Bridge and Tunnel Authority, New York,
              Special Obligation Revenue Refunding Bonds, VRDN,
              Series D, 3.15% due 1/01/2031 (g)(m)                         2,600
--------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Subordinate Revenue Bonds:
     2,465        5% due 11/15/2028 (a)                                    2,589
     6,000        Series A, 5.25% due 11/15/2030 (i)                       6,448
--------------------------------------------------------------------------------
     7,000    Westchester County, New York, IDA, Civic Facility
              Revenue Bonds (Purchase College Foundation Housing
              Project), Series A, 5.75% due 12/01/2031 (a)                 7,832
--------------------------------------------------------------------------------
     1,795    Yonkers, New York, GO, Series A, 5.75%
              due 10/01/2010 (e)(j)                                        1,982


16     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Schedule of Investments (concluded)
                         MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Guam--1.1%
-------------------------------------------------------------------------------
              A.B. Won Guam International Airport Authority, General
              Revenue Refunding Bonds, AMT, Series C (i):
   $ 3,700        5.25% due 10/01/2021                                $   3,897
     1,050        5.25% due 10/01/2022                                    1,106
===============================================================================
Puerto Rico--14.9%
-------------------------------------------------------------------------------
              Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Bonds:
     4,800        5.25% due 7/01/2017 (e)                                 5,232
     1,250        Trust Receipts, Class R, Series B, 8.274%
                  due 7/01/2035 (i)(l)                                    1,508
-------------------------------------------------------------------------------
              Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Refunding Bonds:
    10,000        Series D, 5.75% due 7/01/2012 (j)                      11,173
     8,900        Series K, 5% due 7/01/2035                              9,181
     2,000        Series K, 5% due 7/01/2035 (b)                          2,110
     3,750        Series L, 5.25% due 7/01/2041 (c)                       4,311
-------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation Revenue
              Bonds, Series A:
    10,280        4.62%* due 7/01/2031 (e)                                3,252
     5,500        4.66%* due 7/01/2033 (e)                                1,576
     9,300        4.66%* due 7/01/2034 (a)                                2,542
     2,700        4.67%* due 7/01/2037 (a)                                  639
-------------------------------------------------------------------------------
     4,500    Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax Revenue Bonds, Series B, 5%
              due 7/01/2041 (c)                                           4,718
-------------------------------------------------------------------------------
     7,475    Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2020                               7,971
-------------------------------------------------------------------------------
              Puerto Rico Electric Power Authority, Power
              Revenue Bonds:
     4,750        Series NN, 5.125% due 7/01/2029                         5,006
     4,850        Series RR, 5% due 7/01/2029 (c)                         5,143
     4,950        Series RR, 5% due 7/01/2030 (d)                         5,245
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost--$737,291)--164.9%                                  767,552
===============================================================================

    Shares
      Held    Short-Term Securities
===============================================================================
       747    CMA New York Municipal Money Fund, 2.59% (h)(n)               747
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost--$747)--0.2%                                            747
===============================================================================
Total Investments (Cost--$738,038**)--165.1%                            768,299

Other Assets Less Liabilities--2.2%                                      10,387

Preferred Stock, at Redemption Value--(67.3%)                          (313,189)
                                                                      ---------
Net Assets Applicable to Common Stock--100.0%                         $ 465,497
                                                                      =========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................     $ 737,931
                                                                      =========
      Gross unrealized appreciation .............................     $  30,575
      Gross unrealized depreciation .............................          (207)
                                                                      ---------
      Net unrealized appreciation ...............................     $  30,368
                                                                      =========

(a)   AMBAC Insured.
(b)   AGC Insured.
(c)   CIFG Insured.
(d)   XL Capital Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g)   FSA Insured.
(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                     704            $4
      --------------------------------------------------------------------------

(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(n)   Variable rate security.

      See Notes to Financial Statements.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             17

Statements of Net Assets

                                                                                              MuniHoldings       MuniHoldings
                                                                                                 Florida           New York
                                                                                                 Insured           Insured
As of February 28, 2006                                                                           Fund            Fund, Inc.
=============================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value* .................    $ 908,189,595     $ 767,551,944
                       Investments in affiliated securities, at value** ..................        4,227,127           746,901
                       Cash ..............................................................           84,444            47,648
                       Interest receivable ...............................................       14,078,689        10,040,838
                       Receivable for securities sold ....................................        4,074,749         4,566,375
                       Prepaid expenses ..................................................            3,102             2,830
                                                                                              -------------------------------
                       Total assets ......................................................      930,657,706       782,956,536
                                                                                              -------------------------------
=============================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............           44,856                --
                       Payable for securities purchased ..................................        5,532,046         3,872,162
                       Payable to investment adviser .....................................          296,138           246,966
                       Payable for other affiliates ......................................            8,035             6,755
                       Dividends payable to Common Stock shareholders/Common Shareholders            99,000           189,339
                       Accrued expenses and other liabilities ............................          106,329            94,567
                                                                                              -------------------------------
                       Total liabilities .................................................        6,086,404         4,409,789
                                                                                              -------------------------------
=============================================================================================================================
Preferred Stock/Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock/Shares, at redemption value, par value $.10 per
                        share of AMPS@ at $25,000 per share liquidation preference*** ....      363,359,664       313,049,478
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Stock/Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock/Shares ......................    $ 561,211,638     $ 465,497,269
                                                                                              ===============================
=============================================================================================================================
Analysis of Net Assets Applicable to Common Stock/Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Undistributed investment income--net ..............................    $   4,462,198     $   3,214,414
                       Accumulated realized capital losses--net ..........................      (66,227,453)      (45,958,998)
                       Unrealized appreciation--net ......................................       48,143,428        30,261,276
                                                                                              -------------------------------
                       Total accumulated losses--net .....................................      (13,621,827)      (12,483,308)
                                                                                              -------------------------------
                       Common Stock/Shares, par value $.10 per share+ ....................        3,766,766         3,078,462
                       Paid-in capital in excess of par ..................................      571,066,699       474,902,115
                                                                                              -------------------------------
                       Net Assets ........................................................    $ 561,211,638     $ 465,497,269
                                                                                              ===============================


18     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Statements of Net Assets (concluded)

                                                                                              MuniHoldings       MuniHoldings
                                                                                                 Florida           New York
                                                                                                 Insured           Insured
As of February 28, 2006                                                                           Fund            Fund, Inc.
=============================================================================================================================
Net Assets Value
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets value per share of Common Stock/Shares .................    $       14.90     $       15.12
                                                                                              ===============================
                       Market price ......................................................    $       14.85     $       15.02
                                                                                              ===============================
                          * Identified cost for unaffiliated securities ..................    $ 860,001,311     $ 737,290,668
                                                                                              ===============================
                         ** Identified cost for affiliated securities ....................    $   4,227,127     $     746,901
                                                                                              ===============================
                        *** Preferred Stock/Shares authorized, issued and outstanding:
                               Series A Stock/Shares .....................................            2,095             1,900
                                                                                              ===============================
                               Series B Stock/Shares .....................................            3,495             1,900
                                                                                              ===============================
                               Series C Stock/Shares .....................................            3,440             3,040
                                                                                              ===============================
                               Series D Stock/Shares .....................................            2,160             3,680
                                                                                              ===============================
                               Series E Stock/Shares .....................................            3,340             2,000
                                                                                              ===============================
                          + Common Stock/Shares issued and outstanding ...................       37,667,658        30,784,615
                                                                                              ===============================

@     Auction Market Preferred Stock/Shares.

      See Notes to Financial Statements.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             19

Statements of Operations

                                                                                              MuniHoldings       MuniHoldings
                                                                                                 Florida           New York
                                                                                                 Insured           Insured
For the Six Months Ended February 28, 2006                                                        Fund            Fund, Inc.
=============================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned ..........    $  22,667,263     $  18,566,277
                       Dividends from affiliates .........................................           80,266             3,665
                                                                                              -------------------------------
                       Total income ......................................................       22,747,529        18,569,942
                                                                                              -------------------------------
=============================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................        2,522,426         2,118,824
                       Commission fees ...................................................          456,434           396,592
                       Accounting services ...............................................          131,824           119,300
                       Transfer agent fees ...............................................           47,769            45,061
                       Professional fees .................................................           28,894            27,312
                       Custodian fees ....................................................           22,612            19,867
                       Printing and shareholder reports ..................................           21,620            18,744
                       Directors'/Trustees' fees and expenses ............................           15,772            16,247
                       Pricing fees ......................................................           14,002            13,845
                       Listing fees ......................................................           13,225            10,910
                       Other .............................................................           29,393            28,300
                                                                                              -------------------------------
                       Total expenses before waiver and reimbursement ....................        3,303,971         2,815,002
                       Waiver and reimbursement of expenses ..............................         (174,938)         (173,109)
                                                                                              -------------------------------
                       Total expenses after waiver and reimbursement .....................        3,129,033         2,641,893
                                                                                              -------------------------------
                       Investment income--net ............................................       19,618,496        15,928,049
=============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................................         (613,749)         (128,160)
                          Futures contracts and/or forward interest rate swaps--net ......         (395,952)           44,967
                                                                                              -------------------------------
                       Total realized loss--net ..........................................       (1,009,701)          (83,193)
                                                                                              -------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................      (13,601,036)      (11,055,627)
                          Futures contracts and/or forward interest rate swaps--net ......          916,559           296,267
                                                                                              -------------------------------
                       Total change in unrealized appreciation/depreciation--net .........      (12,684,477)      (10,759,360)
                                                                                              -------------------------------
                       Total realized and unrealized loss--net ...........................      (13,694,178)      (10,842,553)
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Preferred Stock Shareholders/Preferred Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................       (4,986,564)       (4,025,479)
                                                                                              -------------------------------
                       Net Increase in Net Assets Resulting from Operations ..............    $     937,754     $   1,060,017
                                                                                              ===============================

      See Notes to Financial Statements.


20     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Statements of Changes in Net Assets            MuniHoldings Florida Insured Fund

                                                                                               For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                               February 28,       August 31,
Increase (Decrease) in Net Assets:                                                                 2006              2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  19,618,496     $  41,066,003
                       Realized loss--net ................................................       (1,009,701)       (1,924,948)
                       Change in unrealized appreciation/depreciation--net ...............      (12,684,477)        3,311,646
                       Dividends to Preferred Shareholders ...............................       (4,986,564)       (6,626,611)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............          937,754        35,826,090
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      (16,723,446)      (37,933,871)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Shareholders .....................................................      (16,723,446)      (37,933,871)
                                                                                              -------------------------------
=============================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Shareholders in reinvestment of
                        dividends ........................................................           66,617           529,463
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets applicable to Common Shares ..........      (15,719,075)       (1,578,318)
                       Beginning of period ...............................................      576,930,713       578,509,031
                                                                                              -------------------------------
                       End of period* ....................................................    $ 561,211,638     $ 576,930,713
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $   4,462,198     $   6,553,712
                                                                                              ===============================

      See Notes to Financial Statements.

                                        MuniHoldings New York Insured Fund, Inc.

                                                                                               For the Six         For the
                                                                                               Months Ended       Year Ended
                                                                                               February 28,       August 31,
Increase (Decrease) in Net Assets:                                                                 2006              2005
=============================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  15,928,049     $  31,975,240
                       Realized loss--net ................................................          (83,193)       (2,377,019)
                       Change in unrealized appreciation/depreciation--net ...............      (10,759,360)        8,840,346
                       Dividends to Preferred Stock shareholders .........................       (4,025,479)       (5,197,939)
                                                                                              -------------------------------
                       Net increase in net assets resulting from operations ..............        1,060,017        33,240,628
                                                                                              -------------------------------
=============================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................      (13,976,215)      (29,183,815)
                                                                                              -------------------------------
                       Net decrease in net assets resulting from dividends to Common Stock
                        shareholders .....................................................      (13,976,215)      (29,183,815)
                                                                                              -------------------------------
=============================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Stock       (12,916,198)        4,056,813
                       Beginning of period ...............................................      478,413,467       474,356,654
                                                                                              -------------------------------
                       End of period* ....................................................    $ 465,497,269     $ 478,413,467
                                                                                              ===============================
                          * Undistributed investment income--net .........................    $   3,214,414     $   5,288,059
                                                                                              ===============================

      See Notes to Financial Statements.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             21

Financial Highlights                           MuniHoldings Florida Insured Fund

                                                                     For the Six                  For the Year Ended
                                                                     Months Ended                     August 31,
The following per share data and ratios have been derived            February 28,  -----------------------------------------------
from information provided in the financial statements.                   2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period .....................    $  15.32     $  15.37     $  15.04     $  15.41     $  15.29
                                                                      ------------------------------------------------------------
        Investment income--net ...................................         .52+        1.09+        1.11+        1.15+        1.14
        Realized and unrealized gain (loss)--net .................        (.37)         .05          .31         (.46)         .06
        Less dividends and distributions to Preferred
         Shareholders:
           Investment income--net ................................        (.13)        (.18)        (.09)        (.10)        (.13)
           Realized gain--net ....................................          --           --           --           --           --++
                                                                      ------------------------------------------------------------
        Total from investment operations .........................         .02          .96         1.33          .59         1.07
                                                                      ------------------------------------------------------------
        Less dividends and distributions to Common Shareholders:
           Investment income--net ................................        (.44)       (1.01)       (1.00)        (.96)        (.95)
           Realized gain--net ....................................          --           --           --           --           --++
                                                                      ------------------------------------------------------------
        Total dividends and distributions to Common Shareholders .        (.44)       (1.01)       (1.00)        (.96)        (.95)
                                                                      ------------------------------------------------------------
        Net asset value, end of period ...........................    $  14.90     $  15.32     $  15.37     $  15.04     $  15.41
                                                                      ============================================================
        Market price per share, end of period ....................    $  14.85     $  15.75     $  14.84     $  14.08     $  14.66
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share .......................         .24%@       6.49%        9.43%        4.17%        7.75%
                                                                      ============================================================
        Based on market price per share ..........................       (2.83%)@     13.39%       12.86%        2.51%       11.63%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Shares
----------------------------------------------------------------------------------------------------------------------------------
        Total expenses, net of waiver and reimbursement and
         excluding reorganization expenses*** ....................        1.12%*       1.11%        1.10%        1.10%        1.13%
                                                                      ============================================================
        Total expenses, excluding reorganization expenses*** .....        1.19%*       1.16%        1.17%        1.17%        1.20%
                                                                      ============================================================
        Total expenses*** ........................................        1.19%*       1.16%        1.17%        1.17%        1.21%
                                                                      ============================================================
        Total investment income--net*** ..........................        7.04%*       7.11%        7.23%        7.40%        7.71%
                                                                      ============================================================
        Amount of dividends to Preferred Shareholders ............        1.79%*       1.15%         .60%         .65%         .96%
                                                                      ============================================================
        Investment income--net, to Common Shareholders ...........        5.25%*       5.96%        6.63%        6.75%        6.75%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Shares
----------------------------------------------------------------------------------------------------------------------------------
        Dividends to Preferred Shareholders ......................        2.77%*       1.82%         .95%        1.06%        1.49%
                                                                      ============================================================


22     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Financial Highlights (concluded)               MuniHoldings Florida Insured Fund

                                                                     For the Six                 For the Year Ended
                                                                     Months Ended                    August 31,
The following per share data and ratios have been derived            February 28,  -----------------------------------------------
from information provided in the financial statements.                  2006         2005         2004         2003         2002
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
        Net assets applicable to Common Shares, end of period
         (in thousands) ..........................................    $561,212     $576,931     $578,509     $565,993     $580,003
                                                                      ============================================================
        Preferred Shares outstanding, end of period (in thousands)    $363,250     $363,250     $363,250     $363,250     $363,250
                                                                      ============================================================
        Portfolio turnover .......................................       23.36%       26.50%       21.20%       27.40%       13.89%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
        Asset coverage per $1,000 ................................    $  2,545     $  2,588     $  2,593     $  2,558     $  2,597
                                                                      ============================================================
==================================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
----------------------------------------------------------------------------------------------------------------------------------
        Series A--Investment income--net .........................    $    335     $    441     $    233     $    252     $    362
                                                                      ============================================================
        Series B--Investment income--net .........................    $    349     $    451     $    237     $    267     $    375
                                                                      ============================================================
        Series C--Investment income--net .........................    $    354     $    461     $    237     $    252     $    369
                                                                      ============================================================
        Series D--Investment income--net .........................    $    336     $    462     $    243     $    273     $    368
                                                                      ============================================================
        Series E--Investment income--net .........................    $    336     $    463     $    241     $    276     $    381
                                                                      ============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             23

Financial Highlights                    MuniHoldings New York Insured Fund, Inc.

                                                                     For the Six                 For the Year Ended
                                                                     Months Ended                    August 31,
The following per share data and ratios have been derived            February 28,  -----------------------------------------------
from information provided in the financial statements.                  2006         2005         2004         2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period .....................    $  15.54     $  15.41     $  15.19     $  15.66     $  15.78
                                                                      ------------------------------------------------------------
        Investment income--net* ..................................         .52         1.04         1.05         1.09         1.07
        Realized and unrealized gain (loss)--net .................        (.36)         .21          .18         (.58)        (.19)
        Less dividends to Preferred Stock shareholders from
         investment income--net ..................................        (.13)        (.17)        (.08)        (.08)        (.12)
                                                                      ------------------------------------------------------------
        Total from investment operations .........................         .03         1.08         1.15          .43          .76
                                                                      ------------------------------------------------------------
        Less dividends to Common Stock shareholders from
         investment income--net ..................................        (.45)        (.95)        (.93)        (.90)        (.88)
                                                                      ------------------------------------------------------------
        Net asset value, end of period ...........................    $  15.12     $  15.54     $  15.41     $  15.19     $  15.66
                                                                      ============================================================
        Market price per share, end of period ....................    $  15.02     $  15.28     $  14.10     $  13.79     $  14.37
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share .......................         .32%@       7.63%        8.36%        3.32%        5.68%
                                                                      ============================================================
        Based on market price per share ..........................        1.35%@      15.66%        9.21%        2.22%        6.49%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
        Total expenses, net of waiver and reimbursement excluding
         reorganization expenses*** ..............................        1.15%+       1.14%        1.14%        1.13%        1.16%
                                                                      ============================================================
        Total expenses, excluding reorganization expenses*** .....        1.22%+       1.21%        1.21%        1.20%        1.23%
                                                                      ============================================================
        Total expenses*** ........................................        1.22%+       1.21%        1.21%        1.20%        1.26%
                                                                      ============================================================
        Total investment income--net*** ..........................        6.92%+       6.71%        6.80%        6.96%        7.01%
                                                                      ============================================================
        Amount of dividends to Preferred Stock shareholders ......        1.75%+       1.09%         .55%         .68%         .98%
                                                                      ============================================================
        Investment income--net, to Common Stock shareholders .....        5.17%+       5.62%        6.25%        6.28%        6.03%
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
        Dividends to Preferred Stock shareholders ................        2.59%+       1.66%         .83%        1.05%        1.47%
                                                                      ============================================================


24     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Financial Highlights (concluded)        MuniHoldings New York Insured Fund, Inc.

                                                                    For the Six                  For the Year Ended
                                                                    Months Ended                     August 31,
The following per share data and ratios have been derived           February 28,   -----------------------------------------------
from information provided in the financial statements.                  2006         2005         2004         2003         2002
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
        Net assets applicable to Common Stock, end of period
         (in thousands) ..........................................    $465,497     $478,413     $474,357     $467,512     $482,184
                                                                      ============================================================
        Preferred Stock outstanding, end of period (in thousands)     $313,000     $313,000     $313,000     $313,000     $313,000
                                                                      ============================================================
        Portfolio turnover .......................................       24.99%       35.63%       32.04%       59.02%       86.39%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
        Asset coverage per $1,000 ................................    $  2,487     $  2,528     $  2,516     $  2,494     $  2,541
                                                                      ============================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
        Series A--Investment income--net .........................    $    316     $    409     $    197     $    247     $    347
                                                                      ============================================================
        Series B--Investment income--net .........................    $    309     $    385     $    182     $    236     $    348
                                                                      ============================================================
        Series C--Investment income--net .........................    $    325     $    432     $    201     $    258     $    377
                                                                      ============================================================
        Series D--Investment income--net .........................    $    338     $    434     $    238     $    287     $    391
                                                                      ============================================================
        Series E--Investment income--net .........................    $    304     $    389     $    198     $    256     $    347
                                                                      ============================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock Shareholders.
+     Annualized.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             25

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Funds' Common Stock/Shares are listed on the New York Stock Exchange under the symbols MFL and MHN, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed,


26     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006
      the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investments described below:

--------------------------------------------------------------------------------
                                               Investment          Reimbursement
--------------------------------------------------------------------------------
MuniHoldings Florida                    CMA Florida Municipal
Insured Fund                            Money Fund/Merrill Lynch       $8,972
                                        Institutional Tax-Exempt
                                        Fund
--------------------------------------------------------------------------------
MuniHoldings New York                   CMA New York Municipal
Insured Fund, Inc.                      Money Fund                     $  667
--------------------------------------------------------------------------------

In addition, the Investment Adviser has agreed to reimburse its management fee on the proceeds of Preferred Stock/Shares that exceeds 35% of each Fund's total net assets. For the six months ended February 28, 2006, FAM earned and waived the following:

--------------------------------------------------------------------------------
                                                  Fees Earned           Waived
--------------------------------------------------------------------------------
MuniHoldings Florida
Insured Fund ...........................          $2,522,426          $  165,966
MuniHoldings New York
Insured Fund, Inc. .....................          $2,118,824          $  172,442
--------------------------------------------------------------------------------

For the six months ended February 28, 2006, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
MuniHoldings Florida Insured Fund ............................        $10,054
MuniHoldings New York Insured Fund, Inc. .....................        $ 8,534
--------------------------------------------------------------------------------

Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2006 were as follows:

--------------------------------------------------------------------------------
                                             MuniHoldings         MuniHoldings
                                           Florida Insured      New York Insured
                                                 Fund              Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ..................           $212,827,855         $190,719,206
Total Sales ......................           $216,683,991         $208,331,533
--------------------------------------------------------------------------------

4. Share/Stock Transactions:

MuniHoldings Florida Insured Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without the approval of holders of Common Shares.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             27

Notes to Financial Statements (concluded)

MuniHoldings New York Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Shares/Stock

MuniHoldings Florida Insured Fund

Shares issued and outstanding during the six months ended February 28, 2006 and for the year ended August 31, 2005 increased by 4,505 and 34,561, respectively, as a result of dividend reinvestments.

MuniHoldings New York Insured Fund, Inc.

Shares issued and outstanding during the six months ended February 28, 2006 and the year ended August 31, 2005 remained constant.

Preferred Shares/Stock

Auction Market Preferred Shares/Stock are redeemable shares of Preferred Shares/Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

The yields in effect at February 28, 2006 were as follows:

--------------------------------------------------------------------------------
                                               MuniHoldings       MuniHoldings
                                             Florida Insured    New York Insured
                                                   Fund            Fund, Inc.
--------------------------------------------------------------------------------
Series A .............................             2.70%             2.80%
Series B .............................             3.08%             2.55%
Series C .............................             3.15%             2.80%
Series D .............................             3.00%             2.80%
Series E .............................             2.95%             2.50%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
MuniHoldings Florida Insured Fund ...........................          $228,320
MuniHoldings New York Insured Fund, Inc. ....................          $140,593
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

MuniHoldings Florida Insured Fund

On August 31, 2005, the Fund had a net capital loss carryforward of $61,566,460, of which $25,345,146 expires in 2007, $9,834,324 expires in 2008, $16,563,861 expires in 2009, $1,836,991 expires in 2012 and $7,986,138 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

MuniHoldings New York Insured Fund, Inc.

On August 31, 2005, the Fund had a net capital loss carryforward of $36,185,739, of which $566,530 expires in 2007, $3,509,287 expires in 2008, $17,055,889 expires in 2009 and $15,054,033 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

MuniHoldings Florida Insured Fund

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.068000 per share on March 30, 2006 to shareholders of record on March 14, 2006.

MuniHoldings New York Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.069000 per share on March 30, 2006 to shareholders of record on March 14, 2006.


28     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Boards is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreements -- Matters Considered by the Board

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approvals by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately for each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients such as other closed-end insured leveraged funds for Florida and New York; and (f) services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in February, 2006, the independent directors' and Board's review included the following:

Investment Adviser's Services and Fund Performance -- Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             29

Disclosure of Investment Advisory Agreement (concluded)

of each Fund. The Boards focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, having concluded that the other services provided to each Fund by the Investment Adviser were satisfactory. Each Board compared Fund performance -- both including and excluding the effects of each Fund's fees and expenses -- to the performance of a comparable group of funds. While each Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, each Board attaches primary importance to performance over relatively long periods of time, typically three to five years.

Relative to closed-end leveraged Florida municipal debt funds deemed comparable by the Investment Adviser, the Board noted that for the period ended November 30, 2005, MuniHoldings Florida Insured Fund's performance for the one-year period ranked sixth of seven funds, and for the three-year period ranked fifth of seven funds. For the five-year period, the Fund ranked first in a group of four funds. The Board also reviewed the Fund's performance based on annualized yields and noted that the Fund ranked first of seven funds for the past three years ended November 30, 2005, and first of four funds for the prior two years. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Sneeden has over 10 years of experience investing in municipal securities. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

Relative to closed-end leveraged New York insured municipal debt funds, deemed comparable by the Investment Adviser, the Board noted that MuniHoldings New York Insured Fund's performance for the one- and three-year periods ranked in the fifth quintile, and in the fourth quintile for the five-year period. The Board also noted the Fund's performance based on annualized yields and noted that the Fund ranked in the first or second quintile for the four years ended November 30, 2005. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Funds' portfolio manager. The Board also considered the experience of the Funds' portfolio manager and noted that Mr. Browse has over five years of experience investing in municipal securities. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

Management Fees and Other Expenses -- Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other, comparable funds of the Investment Adviser. The Board noted that investment advisory fees charged to each of the Funds was slightly more than the fees charged to other retail closed-end Florida and New York insured funds of the Investment Adviser. With respect to MuniHoldings Florida Insured Fund, the Board noted that that the contractual management fee rate and total expense ratio were equal to the median fees charged by comparable funds, as determined by Lipper, while the actual management fees were higher than the median fees. With respect to MuniHoldings New York Insured Fund, Inc., the Board noted that the contractual management fee rate was equal to the median fees charged by comparable funds, as determined by Lipper, while the actual management fee rate and actual total expense ratio were higher than the median fees charged by such comparable funds. Each Board concluded that the Fund's management fee and fee rate and overall expense ratio (taking into account the fee waiver agreement applicable to each fund) are reasonable compared to those of other comparable funds.

Profitability -- Each Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the


30     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006
management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Boards also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of a Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee, taking into account the fee waiver, was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             31

Proxy Results                                  MuniHoldings Florida Insured Fund

During the six-month period ended February 28, 2006, MuniHoldings Florida Insured Fund Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                           Shares Voted    Shares Withheld
                                                                                For          From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:              Robert C. Doll, Jr.           36,759,782         473,263
                                              Cynthia A. Montgomery         36,759,257         473,788
                                              Jean Margo Reid               36,760,328         472,717
                                              Roscoe S. Suddarth            36,726,705         506,340
                                              Edward D. Zinbarg             36,741,806         491,239
----------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2006, MuniHoldings Florida Insured Fund Preferred Shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                           Shares Voted    Shares Withheld
                                                                                For          From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:     Robert C. Doll, Jr.             14,252             75
                                              Ronald W. Forbes                14,252             39
                                              Cynthia A. Montgomery           14,252             39
                                              Jean Margo Reid                 14,252             39
                                              Roscoe S. Suddarth              14,252             64
                                              Richard R. West                 14,252             64
                                              Edward D. Zinbarg               14,252             64
----------------------------------------------------------------------------------------------------------


32     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

Proxy Results                           MuniHoldings New York Insured Fund, Inc.

During the six-month period ended February 28, 2006, MuniHoldings New York Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                           Shares Voted    Shares Withheld
                                                                                For          From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:              Robert C. Doll, Jr.           29,567,771         427,920
                                              Cynthia A. Montgomery         29,574,553         421,138
                                              Jean Margo Reid               29,555,631         440.060
                                              Roscoe S. Suddarth            29,527,365         468,326
                                              Edward D. Zinbarg             29,535,823         459,868
----------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2006, MuniHoldings New York Insured Fund, Inc.'s Preferred Stock shareholders (Series A - E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 26, 2006. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                           Shares Voted    Shares Withheld
                                                                                For          From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:     Robert C. Doll, Jr.             12,296             76
                                              Ronald W. Forbes                12,296             25
                                              Cynthia A. Montgomery           12,296             25
                                              Jean Margo Reid                 12,296             19
                                              Roscoe S. Suddarth              12,296             21
                                              Richard R. West                 12,296             25
                                              Edward D. Zinbarg               12,296             25
----------------------------------------------------------------------------------------------------------


       SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006             33

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


34     SEMI-ANNUAL REPORTS                      FEBRUARY 28, 2006

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Florida Insured Fund and MuniHoldings New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders or Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings Florida Insured Fund
MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #MHFLNY -- 2/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings Florida Insured Fund


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings Florida Insured Fund

Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings Florida Insured Fund

Date: April 20, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings Florida Insured Fund

Date: April 20, 2006